MERRILL LYNCH
PACIFIC FUND, INC.











FUND LOGO












Quarterly Report

September 30, 1996




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Pacific Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH PACIFIC FUND, INC.



DEAR SHAREHOLDER


Merrill Lynch Pacific Fund, Inc.'s Class A, Class B, Class C and Class D Shares' total returns were -1.56%, -1.80%, -1.83% and -1.64%, respectively, during the quarter ended September 30, 1996. Despite the decline experienced during the September quarter, the Fund's results remain positive thus far in 1996, with total returns of +8.53%, +7.68%, +7.73% and +8.36%, for Class A, Class B, Class C
and Class D Shares, respectively. For the quarter and, to a greater extent for the year-to-date, the Fund has outperformed the unmanaged Benchmark Index, which had a -3.74% total return for the September quarter and a +0.63% total return for the year-to-date. (Fund results do not reflect sales charges, and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 3--6 of this report to shareholders.)


Performance Highlights
During the September quarter, the Japanese stock market declined by 5% in US dollar terms, as measured by the Tokyo Stock Exchange Index, which caused the overall Benchmark Index to decline. Hong Kong continued to be a strong stock market, and Malaysia gave up some of its gains from the first half of 1996.

For US dollar-based investors, the Japanese stock market's positive return in yen terms thus far in 1996 has been erased by the depreciation of the Japanese yen relative to the US dollar.
Therefore, our hedging of the Fund's yen risk largely accounts for the Fund's positive total returns and outperformance relative to the unmanaged Benchmark Index thus far in 1996.

We continue to hedge the Fund's yen exposure through the purchase of yen puts, since we believe that there is still the risk of further yen depreciation. It is important to note that we periodically restrike the yen puts once they go "in the money," since at that point they perform like a short position in yen. (That is, the put options take on the characteristics of currency forwards.) Therefore, when this occurs, we choose to realize profits on the old puts and establish new puts that provide the currency hedging that we seek.

In terms of stock performance during the September quarter, most of our holdings had returns for the period that were in line with their respective stock markets. However, two of the Fund's largest holdings performed exceptionally well during the period. In Australia, Coca-Cola Amatil, Ltd. rose by 17.5%, while the Australian stock market appreciated only 2.2%. In Hong Kong--a stock market which appreciated by 8% during the quarter--our largest position in a stock outside of Japan, HSBC Holdings PLC, rose over 22%.

Investment Activities
We made few changes to the portfolio during the September quarter. Therefore, our geographic asset allocation does not differ markedly from the end of the June quarter. The few adjustments we made to the portfolio were to increase our investments in Bridgestone Corporation and Mitsubishi Heavy Industries, Ltd. (Japan); add to our investment in C.P. Pokphand Co. Ltd. (Hong Kong); and take some profits in our positions in Coca-Cola Amatil, Ltd. and Toyo Seikan Kaisha, Ltd. While these portfolio changes are not significant in and of themselves, they do illustrate our view of current developments in the markets in which we invest.

In past reports to shareholders, we discussed a new trend that is potentially emerging in Japan. It appeared to us that Japanese corporate managements were beginning to focus on how to enhance the economic value of their companies, thereby benefiting their shareholders. Although we still believe that this reorientation is likely to become widespread, it is nonetheless occurring less rapidly and uniformly than we had hoped. However, we view this not as a disappointment, but as an opportunity. For those investors like us who are willing and able to perform detailed investigative analysis, we believe that this trend provides another important way to seek out individual stocks that will substantially outperform the vast majority of Japanese companies that are content to do business the same old way.

Both Bridgestone Corporation and Mitsubishi Heavy Industries, Ltd. are examples of companies that have succeeded through the most recent economic recession in Japan and appear to be emerging from it not only stronger than they were before, but also more prosperous than their peer Japanese companies. Therefore, we chose to add to these holdings during the September quarter.

On the other hand, Toyo Seikan Kaisha, Ltd.--although it remains a superior company both in terms of profitability and balance sheet strength--has proved less capable of changing with the times. Its business, the manufacture of cans, bottles, and various other types of packaging, now appears to be increasingly international and, as a result, is more competitive and less profitable.

For a US corporation in this position, we would expect management to trim staff, exit unprofitable lines of business, and engineer certain costs out of production. Toyo Seikan's response, however, has been more in line with what we expect from an old-line, family-controlled, Japanese public corporation. Management has not laid off any employees, and has spent aggressively to build a manufacturing method that it believes makes the world's most superior can. Unfortunately, this can is more expensive to manufacture than other alternatives, if we include depreciation costs. Toyo Seikan has created a superior product, but since the market will not pay the incremental costs associated with producing it, the company must sell it at a reduced operating margin. The only beneficiaries are the consumers of these new superior cans. Although we are now less confident regarding Toyo Seikan's long-term competitive position, we maintain an investment in the company, as noted above, because of its ongoing profitability and strong financial position.

Although Coca-Cola Amatil, Ltd. is the single most promising growth stock in the portfolio, we trimmed our position during the September quarter. The stock has appreciated so much that we are not comfortable holding quite so large a position at such a high valuation.

In Hong Kong, we remain neutrally weighted. This reflects our belief that the transition of Hong Kong to The People's Republic of China will be smooth. However, since we also believe that current Hong Kong stock market valuations already reflect a smooth transition, we do not have an overweighted position in Hong Kong. We continue to evaluate economic, political and stock market developments in Hong Kong to determine whether we should either increase or decrease our exposure there. We added to our position in C.P. Pokphand Co. Ltd. because it is a leading, well-managed agribusiness in Asia. As a result, we believe the company is well-positioned to benefit from income growth in the region.

In Conclusion
We thank you for your continued investment in Merrill Lynch Pacific Fund, Inc., and look forward to reviewing our outlook and strategy with you again in our upcoming annual report to shareholders.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President





(Stephen I. Silverman)
Stephen I. Silverman
Vice President and Portfolio Manager



October 25, 1996




PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results

                                                                      Market Performance             Market Capitalization
                                                               In Local Currency/In US Dollars          (as of 6/30/96)

                                                                   3 Month            12 Month    In US Dollars  % of Total
                                                                   % Change           % Change      (Billions)    (100.0%)
ML Pacific Fund, Inc. Class A Shares*                                -1.56%            +11.29%(1)
ML Pacific Fund, Inc. Class B Shares*                                -1.80             +11.12(1)
ML Pacific Fund, Inc. Class C Shares*                                -1.83             +10.67(1)
ML Pacific Fund, Inc. Class D Shares*                                -1.64             +11.22(1)
ML Pacific Fund, Inc. Class A Shares--Total Investment Return*       -1.56             +12.79(2)
ML Pacific Fund, Inc. Class B Shares--Total Investment Return*       -1.80             +11.64(3)
ML Pacific Fund, Inc. Class C Shares--Total Investment Return*       -1.83             +11.62(4)
ML Pacific Fund, Inc. Class D Shares--Total Investment Return*       -1.64             +12.50(5)
Market-Weighted Index**                                              -4.87(6)           +3.19(7)
Benchmark Index***                                                   -3.74              +5.11
  Japan                                                          - 4.96/-6.63       +13.17/+0.48     $3,667        78.5%
  Australia                                                      + 2.15/+2.71       + 7.24/+12.33       262         5.6
  Hong Kong                                                      + 8.00/+8.11       +23.39/+23.36       311         6.7
  Malaysia                                                       - 0.09/-0.56       +13.46/+13.70       249         5.3
  Singapore                                                      - 7.57/-7.37       + 6.24/+7.26        143         3.1
  Thailand                                                       -11.87/-11.94      -15.08/-16.19        40         0.8

(1)Percent change includes reinvestment of $0.382 per share capital gains distributions.
(2)Percent change includes reinvestment of $0.298 per share ordinary income dividends and $0.382 per share capital gains distributions.

(3)Percent change includes reinvestment of $0.099 per share ordinary income dividends and $0.382 per share capital gains distributions.
(4)Percent change includes reinvestment of $0.179 per share ordinary income dividends and $0.382 per share capital gains distributions.
(5)Percent change includes reinvestment of $0.255 per share ordinary income dividends and $0.382 per share capital gains distributions.
(6)6/30/96 market weights used in this computation. The Market-Weighted Index return and individual country returns do not include dividends.
(7)9/30/95 market weights used in this computation. The Market-Weighted Index return and individual country returns do not include dividends.
  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 **Unmanaged. The Market-Weighted Index weights the US dollar-adjusted Pacific Basin stock market returns by the relative market capitalization of each individual country on the appropriate date.
***Unmanaged. The Benchmark Index weights US dollar-adjusted returns based on 68% Japan, 7% Australia, 14% Hong Kong, 5% Malaysia, 4% Singapore and 2% Thailand.



PERFORMANCE DATA (continued)


Results of a $1,000 Investment Since Inception--Class A Shares

(5.25% sales charge--$947.50 net amount invested; assuming reinvestment of all dividends and capital gains distributions)

A mountain chart depicting the growth of an investment in the Fund's Class A Shares from $947.50 on September 23, 1976 to $18,864.25 on September 30, 1996.


Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/96                        +12.79%        + 6.87%
Five Years Ended 9/30/96                  + 8.25         + 7.08
Ten Years Ended 9/30/96                   +11.08         +10.49
[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

                                        % Return         % Return
                                      Without CDSC      With CDSC**

Class B Shares*

Year Ended 9/30/96                        +11.64%         +7.64%
Five Years Ended 9/30/96                  + 7.14          +7.14
Inception (10/21/88) through 9/30/96      + 8.46          +8.46
[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                      Without CDSC     With CDSC**

Class C Shares*

Year Ended 9/30/96                        +11.62%        +10.62%
Inception (10/21/94)
through 9/30/96                           + 5.36         + 5.36
[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/96                        +12.50%         +6.59%
Inception (10/21/94)
through 9/30/96                           + 6.18          +3.28
[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



PERFORMANCE DATA (continued)

Performance Summary--Class A Shares
                                     Net Asset Value    Capital Gains
Period Covered                   Beginning      Ending   Distributed  Dividends Paid*   % Change**
9/23/76--12/31/76                  $ 9.30      $ 9.81          --             --          + 5.48%
1977                                 9.81        9.20          --           $0.050        - 5.73
1978                                 9.20       14.48       $ 0.070          0.020        +58.87
1979                                14.48        8.96         3.340          0.120        -23.40
1980                                 8.96       12.11          --            0.220        +38.49
1981                                12.11       12.78         1.460          0.230        +22.22
1982                                12.78       12.07         0.420          0.320        + 0.46
1983                                12.07       16.04         0.180          0.290        +38.54
1984                                16.04       15.43         0.950          0.090        + 2.92
1985                                15.43       19.59         1.380          0.160        +40.96
1986                                19.59       34.32         0.190          0.110        +77.78
1987                                34.32       16.15        22.154          0.183        +10.77
1988                                16.15       19.11         2.064          0.196        +34.38
1989                                19.11       20.65         1.042          0.061        +14.49
1990                                20.65       16.52         1.668          0.766        - 8.39
1991                                16.52       18.34         0.521          0.433        +17.04
1992                                18.34       15.80         0.221          0.741        - 8.75
1993                                15.80       21.21          --            0.027        +34.41
1994                                21.21       21.12         0.469          0.219        + 2.90
1995                                21.12       22.16         0.382          0.298        + 8.20
1/1/96--9/30/96                     22.16       24.05          --             --          + 8.53
                                                            -------         ------
                                                      Total $36.511   Total $4.534

                                                Cumulative total return as of 9/30/96: +1,890.95%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.

Performance Summary--Class B Shares
                                     Net Asset Value    Capital Gains
Period Covered                   Beginning      Ending   Distributed  Dividends Paid*   % Change**
10/21/88--12/31/88                 $17.93      $19.09        $1.034         $0.171        +13.37%
1989                                19.09       20.49         1.042           --          +13.39
1990                                20.49       16.30         1.668          0.653        - 9.29
1991                                16.30       18.01         0.521          0.322        +15.87
1992                                18.01       15.34         0.221          0.726        - 9.72
1993                                15.34       20.41          --             --          +33.05
1994                                20.41       20.27         0.469          0.041        + 1.87
1995                                20.27       21.22         0.382          0.099        + 7.10
1/1/96--9/30/96                     21.22       22.85          --             --          + 7.68
                                                             ------         ------
                                                       Total $5.337   Total $2.012

                                                   Cumulative total return as of 9/30/96: +90.66%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


PERFORMANCE DATA (concluded)

Performance Summary--Class C Shares
                                     Net Asset Value    Capital Gains
Period Covered                   Beginning      Ending   Distributed  Dividends Paid*   % Change**
10/21/94--12/31/94                 $21.67      $20.12        $0.469         $0.191         -4.04%
1995                                20.12       20.97         0.382          0.179         +7.07
1/1/96--9/30/96                     20.97       22.59           --            --           +7.73
                                                             ------         ------
                                                       Total $0.851   Total $0.370

                                                   Cumulative total return as of 9/30/96: +10.68%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance Summary--Class D Shares
                                     Net Asset Value     Capital Gains
Period Covered                   Beginning      Ending   Distributed  Dividends Paid*   % Change**
10/21/94--12/31/94                 $22.70      $21.11        $0.469         $0.213         -3.93%
1995                                21.11       22.14         0.382          0.255         +7.95
1/1/96--9/30/96                     22.14       23.99           --            --           +8.36
                                                             ------         ------
                                                       Total $0.851   Total $0.468

                                                   Cumulative total return as of 9/30/96: +12.37%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.

PORTFOLIO INFORMATION


For the Quarter Ended September 30, 1996

                                   Percent of
Ten Largest Equity Holdings        Net Assets

Murata Manufacturing Co., Ltd.        5.6%
Canon, Inc.                           5.3
HSBC Holdings PLC                     5.1
Mitsubishi Heavy Industries, Ltd.     4.7
Lend Lease Corp.                      4.1
Ito-Yokado Co., Ltd.                  3.7
Bridgestone Corporation               3.6
Cheung Kong (Holdings) Ltd.           3.3
Rohm Co., Ltd.                        3.1
Sankyo Co., Ltd.                      3.0


                                   Percent of
Ten Largest Industries             Net Assets

Property & Casualty Insurance        12.9%
Electric Equipment                   10.0
Property                              7.5
Banking                               7.0
Electric Construction                 5.3
Office Equipment                      5.3
Conglomerates                         4.8
Capital Goods                         4.7
Retailing                             4.3
Diversified                           4.0


Addition
Industrial Development Bank of India




SCHEDULE OF INVESTMENTS
                              Shares Held/                                                                          Percent of
Industry                      Face Amount        Investments                               Cost            Value    Net Assets

Japanese Securities
Automobile                     4,794,000   Suzuki Motor Corp.                        $   50,657,289   $   58,473,901    2.5%

Beverage                         380,000   Chukyo Coca-Cola Bottling Co., Ltd.            5,420,506        3,919,283    0.2
                                 424,000   Hokkaido Coca-Cola Bottling Co., Ltd.          6,399,350        5,475,874    0.2
                                 386,000   Kinki Coca-Cola Bottling Co., Ltd.             7,430,096        5,296,682    0.2
                                 476,000   Mikuni Coca-Cola Bottling Co., Ltd.            8,487,431        6,488,969    0.3
                                 470,000   Sanyo Coca-Cola Bottling Co., Ltd.             7,028,799        6,702,242    0.3
                                                                                     --------------   --------------  ------
                                                                                         34,766,182       27,883,050    1.2

Capital Goods                 13,543,000   Mitsubishi Heavy Industries, Ltd.             99,257,428      110,165,928    4.7

Chemicals                      3,311,000   Shin-Etsu Chemical Co., Ltd.                  59,267,110       59,390,135    2.6

Consumer                YEN  409,000,000   Matsushita Electric Works, Ltd.--C.E.W.
Electronics                                #8, 2.70% due 5/31/2002 (Convertible)          4,543,868        4,357,776    0.2

Containers                     2,029,000   Toyo Seikan Kaisha, Ltd.                      58,939,111       66,420,179    2.9

Electric                       1,697,000   Chudenko Corp.                                54,855,011       56,313,004    2.4
Construction                   3,232,000   Kinden Corp.                                  51,823,588       48,987,265    2.1
                               1,232,000   Taihei Dengyo Kaisha, Ltd.                    24,789,475       17,678,924    0.8
                                                                                     --------------   --------------  ------
                                                                                        131,468,074      122,979,193    5.3

Electric Equipment             3,657,000   Murata Manufacturing Co., Ltd.               125,919,983      130,536,861    5.6
                               2,557,000   NEC Corporation                               37,256,072       30,041,883    1.3
                               1,138,000   Rohm Co., Ltd.                                51,505,961       71,750,135    3.1
                                     169   Sumitomo Electric Industries, Ltd.,
                                           #1 YEN (Warrants) (a)                            185,351          219,776    0.0
                                                                                     --------------   --------------  ------
                                                                                        214,867,367      232,548,655   10.0

Iron & Steel                     475,000   Maruichi Steel Tube, Ltd.                      6,023,843        8,434,978    0.4

Office Equipment               6,250,000   Canon, Inc.                                  101,729,125      122,757,848    5.3

Pharmaceuticals                2,764,000   Sankyo Co., Ltd.                              62,555,171       70,649,327    3.0

Property & Casualty            8,790,000   Dai-Tokyo Fire & Marine Insurance
                                           Co., Ltd.                                     53,840,330       60,623,408    2.6
Insurance                      4,492,000   Fuji Fire & Marine Insurance
                                           Co., Ltd.                                     16,261,457       24,051,336    1.0
                               7,539,000   Koa Fire & Marine Insurance
                                           Co., Ltd.                                     45,292,612       47,397,659    2.0
                               8,191,000   Nichido Fire & Marine Insurance
                                           Co., Ltd.                                     46,307,188       57,447,193    2.5
                               7,119,000   Sumitomo Marine & Fire Insurance
                                           Co., Ltd.                                     61,618,176       56,058,135    2.4
                               4,662,000   Tokio Marine & Fire Insurance
                                           Co., Ltd.                                     46,990,608       55,191,390    2.4
                                                                                     --------------   --------------  ------
                                                                                        270,310,371      300,769,121   12.9

Retailing                      1,524,000   Ito-Yokado Co., Ltd.                          75,480,112       86,519,462    3.7
                                 364,000   Sangetsu Co., Ltd.                             8,382,717        8,455,247    0.4
                                 352,000   Senshukai Co., Ltd.                            5,696,494        5,335,247    0.2
                                                                                     --------------   --------------  ------
                                                                                         89,559,323      100,309,956    4.3

Tires & Rubber                 4,660,000   Bridgestone Corporation                       79,461,992       84,005,381    3.6

                                           Total Investments in Japan                 1,263,406,254    1,369,145,428   58.9

SCHEDULE OF INVESTMENTS (continued)
                              Shares Held/                                                                           Percent of
Industry                      Face Amount        Investments                               Cost            Value     Net Assets

Australian Securities
Food & Beverage                5,068,222   Coca-Cola Amatil, Ltd.                    $   29,049,370   $   66,548,796    2.9%

Leisure                        4,400,000   Village Roadshow Ltd. 'A' (New Shares)
                                           (Preferred)                                   12,640,320       13,399,540    0.6
                              13,840,684   Village Roadshow Ltd. 'A' (Preferred)         24,574,258       43,791,924    1.9
                                                                                     --------------   --------------  ------
                                                                                         37,214,578       57,191,464    2.5

Property                       5,958,480   Lend Lease Corp.                              75,968,947       96,619,732    4.1
                         US$   1,500,000   Lend Lease Finance International, Ltd.,
                                           4.75% due 6/01/2003                            1,736,250        2,041,950    0.1
                                                                                     --------------   --------------  ------
                                                                                         77,705,197       98,661,682    4.2

                                           Total Investments in Australia               143,969,145      222,401,942    9.6

Hong Kong Securities

Banking                        6,370,687   HSBC Holdings PLC                             90,448,914      118,222,841    5.1

Conglomerates                  8,691,035   Hutchison Whampoa Ltd.                        49,044,910       58,443,749    2.5

Diversified                    7,752,500   Swire Pacific Ltd. 'A'                        64,199,930       69,426,421    3.0

Food & Beverage               60,770,000   C.P. Pokphand Co. Ltd. (Ordinary)             21,400,982       19,253,892    0.8

Property                      10,004,000   Cheung Kong (Holdings) Ltd.                   72,546,868       76,975,740    3.3

Transportation                   301,000   Guangshen Railway Company Ltd. (ADR) (c)       5,719,000        5,719,000    0.2

                                           Total Investments in Hong Kong               303,360,604      348,041,643   14.9

Indian Securities

Banking                        3,057,000   Industrial Development Bank of India          10,590,002        9,679,781    0.4
                                   5,100   SCICI, Ltd.                                       15,309            4,604    0.0
                                                                                     --------------   --------------  ------
                                                                                         10,605,311        9,684,385    0.4

Broadcast/Media                  620,000   BITV                                           3,557,822        3,148,096    0.2

Diversified Mutual Fund        1,929,400   Master Plus                                    1,146,844          761,963    0.0

Financial Services                72,000   Housing Development Finance Corp. Ltd.         5,781,901        4,668,829    0.2

                                           Total Investments in India                    21,091,878       18,263,273    0.8

Indonesian Securities

Pharmaceuticals                1,634,000   P.T. Kalbe Farma                               5,525,626        3,903,874    0.2

                                           Total Investments in Indonesia                 5,525,626        3,903,874    0.2

Malaysian Securities

Conglomerates                 34,564,000   Renong BHD                                    57,253,457       52,969,533    2.3

Transportation                 3,661,000   Malaysian International Shipping BHD          12,515,710       11,250,229    0.5

                                           Total Investments in Malaysia                 69,769,167       64,219,762    2.8

SCHEDULE OF INVESTMENTS (continued)
                              Shares Held/                                                                           Percent of
Industry                      Face Amount        Investments                               Cost            Value     Net Assets
New Zealand Securities

Diversified                   44,621,500   Guiness Peat Group PLC                    $   17,806,200   $   23,382,782    1.0%

                                           Total Investments in New Zealand              17,806,200       23,382,782    1.0

Pakistan Securities

Utilities--                       43,298   Pakistan Telecommunications Corp.
Telecommunications                         (GDR) (b)                                      7,783,681        3,701,979    0.2

                                           Total Investments in Pakistan                  7,783,681        3,701,979    0.2

Singaporean Securities

Food                           3,600,000   Cerebos Pacific Ltd.                           5,153,632       30,436,945    1.3

Transportation                   300,000   Singapore Bus Co. Ltd.--Foreign Registered     1,060,285        1,555,950    0.1

                                           Total Investments in Singapore                 6,213,917       31,992,895    1.4

South Korean Securities

Textiles                           3,080   Taekwang Industries Co.                          716,353        1,249,909    0.0

                                           Total Investments in South Korea                 716,353        1,249,909    0.0

Thailand Securities

Banking                  US$  12,631,000   Bangkok Bank Public Company Ltd., 3.25%
                                           due 3/03/2004 (Convertible)                   15,233,380       14,020,410    0.6
                         US$  19,535,000   Siam Commercial Bank Public Co., 3.25%
                                           due 1/24/2004 (Convertible)                   25,441,125       21,293,150    0.9

                                           Total Investments in Thailand                 40,674,505       35,313,560    1.5

                           Face Amount

Short-Term Securities

Commercial Paper*        US$  37,579,000   General Electric Capital Corp., 5.80%
                                           due 10/01/1996                                37,579,000       37,579,000    1.6

                                           Total Investments in Short-Term Securities    37,579,000       37,579,000    1.6

                          Nominal Value                                                  Premiums
                        Covered by Options           Issue                                 Paid

Currency Put Options Purchased

                         US$ 300,000,000   Japanese Yen, expiring December 1996
                                           at YEN 107                                    10,155,000       12,105,000    0.5
                             300,000,000   Japanese Yen, expiring January 1997
                                           at YEN 107                                    10,440,000       12,105,000    0.5
                             250,000,000   Japanese Yen, expiring February 1997
                                           at YEN 107                                     5,075,000       10,087,500    0.4
                             152,000,000   Japanese Yen, expiring July 1997
                                           at YEN 113                                     2,606,800        2,219,200    0.1
                             381,922,622   Japanese Yen, expiring September 1997
                                           at YEN 112.35                                  5,843,416        7,046,472    0.3

                                           Total Currency Put Options Purchased          34,120,216       43,563,172    1.8

                                           Total Investments                          1,952,016,546    2,202,759,219   94.7

SCHEDULE OF INVESTMENTS (concluded)
                          Nominal Value                                                  Premiums                    Percent of
                        Covered by Options           Issue                               Received          Value     Net Assets

Call Options Written
                         US$   3,876,250   Swire Pacific 'A', expiring November
                                           1996 at HK$74.3204                        $     (248,375)  $     (265,674)   0.0%

                                           Total Call Options Written                      (248,375)        (265,674)   0.0

Total Investments, Net of Options Written                                            $1,951,768,171    2,202,493,545   94.7
                                                                                     ==============
Unrealized Appreciation on Forward Foreign Exchange Contracts**                                            1,127,299    0.0
Other Assets Less Liabilities                                                                            122,281,615    5.3
                                                                                                      --------------  ------
Net Assets                                                                                            $2,325,902,459  100.0%
                                                                                                      ==============  ======

Net Asset Value:         Class A--Based on net assets of $697,352,213 and 28,994,476 shares
                                  outstanding                                                         $        24.05
                                                                                                      ==============
                         Class B--Based on net assets of $1,349,099,850 and 59,034,543 shares
                                  outstanding                                                         $        22.85
                                                                                                      ==============
                         Class C--Based on net assets of $107,184,878 and 4,744,685 shares
                                  outstanding                                                         $        22.59
                                                                                                      ==============
                         Class D--Based on net assets of $172,265,518 and 7,180,036 shares
                                  outstanding                                                         $        23.99
                                                                                                      ==============

(a)Warrants entitle the Fund to purchase a predetermined number of shares of Common Stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(b)Global Depositary Receipts (GDR).
(c)American Depositary Receipts (ADR).
  *Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund. **Forward foreign exchange contracts as of September 30, 1996 were as follows:


                                                    Unrealized
                                 Expiration        Appreciation
   Foreign Currency Purchased       Date          (Depreciation)

   YEN       7,957,445,461       April 1997        $(2,891,872)

   Total (US$ Commitment--$76,133,940)             $(2,891,872)
                                                   -----------

   Foreign Currency Sold

   YEN       7,957,445,461       April 1997         $ 4,019,171

   Total (US$ Commitment--$77,261,239)              $ 4,019,171
                                                    -----------

   Total Unrealized Appreciation--Net on
   Forward Foreign Exchange Contracts               $ 1,127,299
                                                    ===========


OFFICERS AND DIRECTORS


Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Executive Vice President
Donald C. Burke, Vice President
Stephen I. Silverman, Vice President and
   Portfolio Manager
Gerald M. Richard, Treasurer
Robert Harris, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863




